                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 18, 2005

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                    HONDA AUTO RECEIVABLES 2003-1 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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          DELAWARE                       333-71022                75-6672707
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

AMERICAN HONDA RECEIVABLES CORP.
     20800 MADRONA AVENUE
         TORRANCE, CA                                          90503
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On January 18, 2005, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of February 1, 2003 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, Honda Auto Receivables 2003-1 Owner Trust, a Delaware statutory trust, as Issuer, The Bank of New York, as Owner Trustee (the "Owner Trustee"),
The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee")
and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee") were distributed to holders ("Noteholders") of notes representing undivided fractional interests in Honda Auto Receivables 2003-1 Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee for the benefit of the Noteholders and, as such, was distributed by the Indenture Trustee to the Noteholders. A copy of the
Servicer's Certificate is being filed as Exhibit 20 to this Current Report on
Form 8-K.

 ITEM 9.01 (c). EXHIBIT 20

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HONDA AUTO RECEIVABLES 2003-1 OWNER TRUST
                               BY:
                               AMERICAN HONDA FINANCE CORPORATION, AS SERVICER

                               By: /s/ John I. Weisickle
                                   -------------------------------------
                                   John I. Weisickle
Date: January 18, 2005             Vice President, Assistant Secretary

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